UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 2, 2026
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange
6.500% Notes due August 15, 2062	FPRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

At the end of September, production of our F-150 trucks was affected by a short-term supplier issue unrelated to aluminum. The expected financial impact is containable within the full-year 2026 adjusted EBIT guidance of $10.0 billion to $11.0 billion we provided on July 28, 2026.*

Item 8.01. Other Events.

Our news release dated October 2, 2026 concerning U.S. sales in the third quarter of 2026 is filed as Exhibit 99 to this Report and incorporated by reference herein, except the statement in the fourth bullet point (“F-150 production”) at the top of page 1 of the news release and the section entitled “F-150 Production” on page 2 of the news release, each of which is not incorporated by reference and is only being furnished pursuant to Item 7.01.

Cautionary Note on Forward-Looking Statements

Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

•Ford’s long-term success depends on delivering the Ford+ plan, including improving cost competitiveness;
•Ford’s products have been and could continue to be affected by defects that result in recall campaigns, increased warranty costs, or delays in new model launches, and the time it takes to improve the quality of our products and services and reduce the costs associated therewith could continue to have an adverse effect on our business;
•Ford is highly dependent on its suppliers to deliver components in accordance with Ford’s production schedule and specifications, and a shortage of or inability to timely acquire key components or raw materials has previously disrupted and may, in the future, disrupt Ford’s operations;
•Ford’s production, as well as Ford’s suppliers’ production, and/or the ability to deliver products to consumers could be disrupted by labor issues, public health issues, natural or man-made disasters, adverse effects of climate change, financial distress, production difficulties, capacity limitations, or other factors;
•Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, commercial relationships, or business strategies or the benefits may take longer than expected to materialize;
•Ford may not realize the anticipated benefits of restructuring actions and such actions may cause Ford to incur significant charges, disrupt our operations, or harm our reputation;
•Failure to develop and deploy secure digital services that appeal to customers, retain existing subscribers, and grow our subscription rates could have a negative impact on Ford’s business;
•Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints;
•Ford’s ability to attract, develop, grow, support, and reward talent is critical to its success and competitiveness;
•Operational information systems, security systems, products, and services could be affected by cybersecurity incidents, ransomware attacks, and other disruptions and impact Ford, Ford Credit, their suppliers, and dealers;
•To facilitate access to the raw materials and other components necessary for the manufacture of electrified products, Ford has entered into and may, in the future, enter into multi-year commitments to raw material and other suppliers that subject Ford to risks associated with lower future demand for such items as well as costs that fluctuate and are difficult to accurately forecast;
•With a global footprint and supply chain, Ford’s results and operations have been and could continue to be adversely affected by economic or geopolitical developments, including protectionist trade policies such as tariffs, or other events;
•Ford’s new and existing products and digital, software, and physical services are subject to market acceptance and face significant competition from existing and new entrants in the automotive and digital and software services industries, and Ford’s reputation may be harmed based on positions it takes or if it is unable to achieve the initiatives it has announced;
•Ford may face increased price competition for its products and services, including pricing pressure resulting from industry excess capacity, currency fluctuations, competitive actions, legal and policy changes, or economic or other factors, particularly for electrified vehicles;
•Inflationary pressure and fluctuations in commodity and energy prices, foreign currency exchange rates, interest rates, and market value of Ford or Ford Credit’s investments, including marketable securities, can have a significant effect on results;

•Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States;
•Industry sales volume can be volatile and could decline if there is a financial crisis, recession, public health emergency, or significant geopolitical event;
•The impact of government incentives on Ford’s business has been and could continue to be significant, and Ford’s receipt of government incentives could be subject to reduction, termination, or clawback;
•Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, asset portfolios, or other factors;
•Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles;
•Economic and demographic experience for pension and OPEB plans (e.g., discount rates or investment returns) could be worse than Ford has assumed;
•Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition;
•Ford and Ford Credit have experienced and could continue to experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise;
•Ford may need to substantially modify its product plans and facilities to respond to shifting consumer sentiment and competitive dynamics as a result of policy changes affecting, or otherwise to comply with safety, emissions, fuel economy, autonomous driving technology, environmental, and other regulations;
•Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, data protection, data access, and artificial intelligence laws and regulations as well as consumers’ heightened expectations to safeguard their personal information; and
•Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations.

We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake, and expressly disclaim to the extent permitted by law, any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, as updated by our subsequent Quarterly Reports on Form 10‑Q and Current Reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS**

Designation	Description	Method of Filing

Exhibit 99	News release dated October 2, 2026	Filed with this Report***
concerning third quarter 2026 U.S. sales

Exhibit 104	Cover Page Interactive Data File	****
(formatted in Inline XBRL)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: October 2, 2026	By:	/s/ David J. Witten
David J. Witten
Assistant Secretary

*
When we provide guidance for adjusted EBIT, we do not provide guidance for the most comparable GAAP measure (net income/(loss) attributable to Ford) because it includes items that are difficult to predict with reasonable certainty.

**	Any reference in the attached exhibit(s) to our corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.
***	As stated under Item 8.01, the statements referenced therein are furnished, and shall not be deemed to be filed, with this Report.
****	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.